EXECUTION COPY

                    CONTINGENT SUBORDINATE SECURITY AGREEMENT


         This CONTINGENT SUBORDINATE SECURITY AGREEMENT (this "Agreement") is dated as of October19, 2000 and entered into by and between SNAKE RIVER SUGAR COMPANY, an Oregon cooperative ("Grantor"), and VALHI, INC., a Delaware Corporation ("Secured Party") and is acknowledged by FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Collateral Agent for the holders of the Senior Notes referred to below ("FSB"), and the holders of said Senior Notes.

                             PRELIMINARY STATEMENTS

         A. Pursuant to those certain Note Purchase Agreements (said Note Purchase Agreements as they may hereafter be amended, the "Note Purchase
Agreements"), each dated May 14, 1997 and amended as of November 30, 1998, between Grantor and the purchasers referred to therein, Grantor has issued $100,000,000 aggregate principal amount of its 10.80% Senior Notes due April 30, 2009 (said Senior Notes, as they may hereafter be amended, supplemented or otherwise modified from time to time, being the "Senior Notes," and together with the debt associated therewith, the "Senior Debt").

         B. Pursuant to the Collateral Agency and Paying Agency Agreement, dated as of May 14, 1997, among the holders of the Senior Notes and FSB (the "Agency Agreement"), the holders of the Senior Notes have appointed FSB to act as Collateral Agent for the holders of the Senior Notes.

         C. In connection with the Note Purchase Agreements, Grantor and FSB have entered into a Security Agreement dated as of May 14, 1997 (the "Security Agreement") and a related Pledge Agreement dated May 14, 1997 (the "SR Pledge Agreement") whereby Grantor has pledged the Collateral (as defined below) to FSB, as Collateral Agent, for the holders of the Senior Notes.

         D. Grantor and Secured Party are parties to a Subordinated Loan Agreement dated January 3, 1997, as amended and restated May 14, 1997 and amended as of November 30, 1998, (said Subordinated Loan Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Subordinated Loan Agreement").

         E. Grantor desires that certain further amendments be made to the Subordinated Loan Agreement.

         F. It is a condition precedent to the amendment of even date herewith to the Subordinated Loan Agreement (the "Third Amendment") that Grantor shall have undertaken the obligations and granted the contingent, subordinate security interest contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to enter into the Third Amendment and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Secured Party as follows:

SECTION 1. Certain Definitions. Terms defined in the Subordinated Loan Agreement and not otherwise defined herein are used herein as therein defined.

SECTION 2. Grant of Contingent Subordinate Security Interest. Immediately upon the occurrence of the earliest to occur of the following (the "Grant Effectiveness Condition"): (i) the full payment of the Secured Obligations, as defined in the Security Agreement (the "Senior Secured Obligations"), (ii) the date upon which Secured Party purchases all of the Senior Notes upon an exercise of its rights under all of those certain Option Agreements between Secured Party, Grantor and the holders of the Senior Notes, and (iii) the date at which the outstanding balance of the Senior Secured Obligations is less than the amount of cash or cash equivalents contained in the Distributable Cash Collateral Account, as such term is defined in the Note Purchase Agreements, and such cash or cash equivalents have been irrevocably and indefeasibly dedicated by Grantor to, and are available solely for (as evidenced by a written certificate from Grantor to the holders of the Senior Notes, acknowledged by Secured Party) payment of the Senior Secured Obligations at the sole and absolute discretion of the holders of the Senior Notes, Grantor will assign to Secured Party, and hereby grants to Secured Party a contingent subordinate security interest in, all of Grantor's right, title and interest in and to the following (which assignment shall be effective only upon the occurrence of a Grant Effectiveness Condition), in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Collateral"):


(a) all  equipment  in all of its forms,  all parts  thereof and all  accessions
thereto  (any  and  all  such   equipment,   parts  and  accessions   being  the
"Equipment");

(b) all inventory in all of its forms (including, but not limited to, (i) all goods held by Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in Grantor's business, (iii) all goods in which Grantor has an interest in mass or a joint or other interest or right of any kind and (iv) all goods which are returned to or repossessed by Grantor) and all accessions thereto and products thereof (all such inventory, accessions and products being the "Inventory") and all negotiable documents of title (including without limitation warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory;

(c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind arising out of or in connection with the sale or lease of goods or the rendering of services and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles or other obligations, excluding, however, accounts receivable from The Amalgamated Sugar Company LLC ("LLC") arising from the sale of sugarbeets from Grantor to LLC (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "Accounts", and any and all such security agreements, leases and other contracts being the "Related Contracts");

(d) all  agreements  and  contracts  with  growers of  sugarbeets  or with other
Persons relating to the purchase by Grantor of sugarbeets, as each such agreement may be amended, supplemented or otherwise modified from time to time (said agreements, as so amended, supplemented or otherwise modified, being referred to herein individually as an "Assigned Agreement" and collectively as the "Assigned Agreements"), including without limitation (i) all rights of Grantor to receive farm products (including sugarbeets) and moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (iv) all rights of Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

(e)      all deposit accounts;

(f) all trademarks, tradenames, tradesecrets, business names, patents, patent applications, licenses, copyrights, registrations and franchise rights, and all goodwill associated with any of the foregoing;

(g) to the extent not included in any other paragraph of this Section 2, all other general intangibles (including without limitation tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral);

(h) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

(i) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

(j) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

SECTION 3. Security for Obligations. Following occurrence of the Grant Effectiveness Condition, this Agreement shall secure, and the Collateral will be collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of or in connection with the Subordinated Loan Agreement and the other Loan Documents, and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "Underlying Debt"), and all obligations of every nature of Grantor now or hereafter existing under this Agreement (all such obligations of Grantor, together with the Underlying Debt, being the "Secured Obligations").

SECTION 4. Grantor Remains Liable. Anything contained herein to the contrary notwithstanding, (a) Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 5. Representations and Warranties. Grantor represents and warrants as follows: ------------------------------

(a) Ownership of Collateral. Except for (i) the security interests created by the Security Agreement and the contingent, subordinate security interest pursuant to this Agreement and (ii) Liens created, incurred, assumed or permitted to exist pursuant to the Note Purchase Agreements, the Subordinated Loan Agreement or documents related thereto, Grantor owns the Collateral free and clear of any Lien. Except such as may have been filed in favor of FSB relating to the Security Agreement or Secured Party relating to this Agreement or such as shall be released in connection with the execution of this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

(b) Location of Equipment and Inventory. All of the Equipment and Inventory is, as of the date hereof, located at Grantor's chief place of business.

(c) Office Locations: Other Names. The chief place of business, the chief executive office and the office where Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts is located at 2427 Lincoln Avenue, Ogden, Utah 84402. Grantor has not in the past done, and does not now do, business under any other name (including any trade-name or fictitious business name).

(d) Delivery of Certain Collateral. All notes and other instruments (excluding checks) comprising any and all items of Collateral have been delivered to FSB duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

(e) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the grant by Grantor of the contingent, subordinate security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Grantor, or (iii) the perfection of or the exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Grantor).

(f) Perfection. Following occurrence of the Grant Effectiveness Condition, this Agreement, together with the filing of UCC-1 Financing Statements with the Secretary of State (or Department of Business Regulation, if applicable) of the states of Utah, Idaho, Oregon and Washington, will create a valid, perfected subordinate security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such subordinate security interest will have been duly made or taken.

(g) Other Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects.

SECTION 6. Further Assurances.

(a) Grantor agrees that from time to time, including without limitation following occurrence of the Grant Effectiveness Condition, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any contingent or present security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, following occurrence of the Grant Effectiveness Condition, Grantor will: (i) mark conspicuously each item of chattel paper included in the Accounts and, at the request of Secured Party, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the subordinate security interest granted hereby, (ii) at the request of Secured Party, deliver and pledge to Secured Party hereunder all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) promptly after the acquisition by Grantor of any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (v) within 30 days after the end of each calendar quarter, deliver to Secured Party or its agent copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby, (vi) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, and (vii) at Secured Party's request, appear in and defend any action or proceeding that may affect Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

(b) Grantor hereby authorizes Secured Party, following occurrence of the Grant Effectiveness Condition, to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor. Grantor agrees that, following occurrence of the Grant Effectiveness Condition, a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

(c) Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

SECTION 7. Certain Covenants of Grantor. Following occurrence of the Grant Effectiveness Condition, Grantor shall:

(a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(b) notify Secured Party of any change in Grantor's name, identity or corporate structure within 15 days of such change;

(c) give Secured Party 30 days' prior written notice of any change in Grantor's chief place of business, chief executive office or residence or the office where Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts;

(d) if Secured Party gives value to enable Grantor to acquire rights in or the use of any Collateral, use such value for such purposes; and

(e) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment entered or filed against Grantor or any of the Collateral as a result of the failure to make such payment.

SECTION 8. Special Covenants With Respect to Equipment and Inventory. Following occurrence of the Grant Effectiveness Condition, Grantor shall:

(a) keep the Equipment and Inventory at 2427 Lincoln Avenue, Ogden, Utah 84402 or, upon 30 days' prior written notice to Secured Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any contingent or present security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken; and

(b) cause any and all Equipment to be maintained and kept in good condition, repair and working order, ordinary wear and tear excepted, and in accordance with reasonable commercial practices, and shall forthwith, or, in the case of any loss or damage to any of the Equipment when subsection (c) of Section 9 is not applicable, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Grantor shall promptly furnish to Secured Party a statement respecting any material loss or damage to any of the Equipment.

SECTION 9. Insurance.

(a) Following occurrence of the Grant Effectiveness Condition, and following the date upon which the book value of any of Grantor's Equipment and/or Inventory exceeds $250,000, Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Subordinated Loan Agreement. Such insurance shall include, without limitation, property damage insurance and liability insurance. Each policy for property damage insurance shall provide for all losses (except for losses of less than $ 250,000 per occurrence) to be paid directly to Secured Party. Each policy shall in addition name Grantor and Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon Secured Party) as their interests may appear and have attached thereto a loss payable clause acceptable to Secured Party that shall (i) contain an agreement by the insurer that any loss thereunder shall be payable to Secured Party notwithstanding any action, inaction or breach of representation or warranty by Grantor, (ii) provide that there shall be no recourse against Secured Party for payment of premiums or other amounts with respect thereto, and (iii) provide that at least 30 days' prior written notice of cancellation, material amendment, reduction in scope or limits of coverage or of lapse shall be given to Secured Party by the insurer. Grantor shall, if so requested by Secured Party, deliver to Secured Party original or duplicate policies of such insurance and, as often as Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, Grantor shall, at the request of Secured Party, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 6(a) and cause the respective insurers to acknowledge notice of such assignment.

(b) Following occurrence of the Grant Effectiveness Condition, reimbursement under any liability insurance maintained by Grantor pursuant to this Section 9 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 9 is not applicable, Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Grantor pursuant to this
Section 9 shall be paid to Grantor as reimbursement for the costs of such repairs or replacements.

(c) Following occurrence of the Grant Effectiveness Condition, upon (i) the occurrence and during the continuation of any Event of Default or (ii) the actual or constructive loss (in excess of $250,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by Secured Party as specified in Section 19.

SECTION 10. Special Covenants with Respect to Accounts and Related Contracts.

(a) Following occurrence of the Grant Effectiveness Condition, Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the location therefor specified in Section 5 or, upon 30 days' prior written notice to Secured Party, at such other location in a jurisdiction where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Grantor will hold and preserve such records and chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper, and Grantor agrees to render to Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

(b) Following occurrence of the Grant Effectiveness Condition, Grantor shall, for not less than 5 years from the date on which such Account arose, maintain
(i) complete records of each Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

(c) Following occurrence of the Grant Effectiveness Condition, except as otherwise provided in this subsection (c), Grantor shall continue to collect, at its own expense, all amounts due or to become due to Grantor under the Accounts and Related Contracts. In connection with such collections, Grantor may take (and, at Secured Party's direction, shall take) such action as Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default or an event that, with the giving of notice or the lapse of time, or both, would become an Event of Default and upon written notice to Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantor, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done. After receipt by Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 19, and (ii) Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 11.       Special Provisions With Respect to the Assigned Agreements.

(a) Following occurrence of the Grant Effectiveness Condition, Grantor shall at its expense:

(i) perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time reasonably requested by Secured Party; and

(ii) furnish to Secured Party, promptly upon receipt thereof, copies of all notices, requests and other documents received by Grantor under or pursuant to the Assigned Agreements, and from time to time furnish to Secured Party such information and reports regarding the Assigned Agreements as Secured Party may reasonably request.

(b) Following occurrence of the Grant Effectiveness Condition, Grantor shall not:

(i) cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof;

(ii) amend or otherwise modify the Assigned Agreements or give any consent, waiver or approval thereunder;

(iii)    waive any default under or breach of the Assigned Agreements; or

(iv) take any other action in connection with the Assigned Agreements that would impair the value of the interest or rights of Grantor thereunder or that would impair the interest or rights of Secured Party except as permitted or required under the Security Agreement;

(v) if the effect of any of the foregoing could reasonably be expected to have a Material Adverse Effect.

SECTION 12. Deposit Accounts. Following occurrence of the Grant Effectiveness Condition, upon the occurrence and during the continuation of an Event of Default, Secured Party may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any deposit accounts maintained with Secured Party constituting part of the Collateral.

SECTION 13. License of Patents, Trademarks. Copyrights. etc. Grantor hereby assigns, transfers and conveys to Secured Party, effective following occurrence of the Grant Effectiveness Condition and the occurrence of the first Event of Default thereafter, the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes owned or used by Grantor that relate to the Collateral and any other collateral granted by Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to use, possess and realize on the Collateral and to enable any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to Grantor.

SECTION 14. Transfers and Other Liens. Following occurrence of the Grant Effectiveness Condition, Grantor shall not:

(a) except as permitted pursuant to the Note Purchase Agreements and the Subordinated Loan Agreement, sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral; or

(b) except for (i) the security interests created by the Security Agreement and the contingent, subordinate security interest pursuant to this Agreement and
(ii) Liens created, incurred, assumed or permitted to exist pursuant to the Note Purchase Agreements and the Subordinated Loan Agreement, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person.

SECTION 15. Secured Party Appointed Attorney-in-Fact. Effective upon occurrence of the Grant Effectiveness Condition, Grantor hereby irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, upon the occurrence of an Event of Default and in Secured Party's discretion, to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

(a) to obtain and adjust insurance required to be maintained by Grantor or paid to Secured Party pursuant to Section 9;

(b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

(d) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

(e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Subordinated Loan Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of Grantor to Secured Party, due and payable immediately without demand;

(f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral;

(g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantor's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do; and

(h) to execute on behalf of Grantor a security agreement that is neither subordinated or contingent but is otherwise similar to this Agreement in all material respects..

SECTION 16. Secured Party May Perform. Following occurrence of the Grant Effectiveness Condition, Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantor under Section 20.

SECTION 17. Standard of Care. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

SECTION 18. Remedies. Following occurrence of the Grant Effectiveness Condition, if any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Collateral), and also may (a) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (b) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (c) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (d) take possession of Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (c) and collecting any Secured Obligation, and (e) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

SECTION 19. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then, or at any other time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

                  FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with
         Section 20;

                  SECOND: To the payment of all other Secured Obligations in such order as Secured Party shall elect; and

                  THIRD: To the payment to or upon the order of Grantor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 20. Indemnity and Expenses.

(a) Grantor agrees to indemnify Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

(b) Grantor shall pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with
(i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

SECTION 21. Continuing Security Interest; Transfer of Subordinated Loan. Following occurrence of the Grant Effectiveness Condition, this Agreement shall create a continuing subordinate security interest in the Collateral and shall
(a) remain in full force and effect until the payment in full in cash of the Secured Obligations, (b) be binding upon Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer the Subordinated Loan to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise. Upon the payment in full in cash of all Secured Obligations, the security interest granted hereby shall terminate, and all rights to the Collateral shall revert to Grantor. Upon any such termination Secured Party will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

SECTION 22. Amendments; Etc. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 23. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile, United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

SECTION 24. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 25. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 26. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 27. Governing Law; Terms. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF UTAH (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF UTAH.

SECTION 28. Consent to Jurisdiction and Service Of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF TEXAS AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Grantor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Grantor at its address provided in Section 23, such service being hereby acknowledged by Grantor to be sufficient for personal jurisdiction in any action against Grantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against Grantor in the courts of any other jurisdiction.

SECTION 29. Waiver of Jury Trial. GRANTOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor and Secured Party each acknowledge that this waiver is a material inducement for Grantor and Secured Party to enter into a business relationship, that Grantor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
SECTION 30. Full Subordination. Notwithstanding anything herein to the contrary,
(i) all rights granted to Secured Party pursuant to this Agreement are subject and subordinated to all rights granted in favor of FSB under the Security Agreement and the related documents and (ii) prior to the occurrence of the Grant Effectiveness Condition (or, in the case of the Grant Effectiveness Condition contained in clause (iii) of Section 2 hereof, prior to the satisfaction of the requirement set forth in Section 31 below), Secured Party shall not exercise any remedies or initiate or pursue any proceedings of any nature whatsoever against the Collateral or Grantor.

SECTION 31. Dedication of Distributable Cash Collateral Account. Notwithstanding anything to the contrary herein, at the first date upon which the outstanding balance of the Senior Secured Obligations is less than the amount of cash or cash equivalents contained in the Distributable Cash Collateral Account, Grantor hereby agrees to immediately dedicate that portion, and only that portion, of the Distributable Cash Collateral Account, irrevocably and indefeasibly, necessary for the full payment of the Senior Secured Obligations in such form as reasonably required by the holders of the Senior Notes so that such
Distributable Cash Collateral Account will be available solely for payment of the Senior Secured Obligations at the sole and absolute discretion of the holders of the Senior Notes. Secured Party hereby agrees and acknowledges that upon the dedication of the Distributable Cash Collateral Account as provided herein, such Distributable Cash Collateral Account will not constitute Collateral pursuant to this Agreement.

SECTION 32. Third Party Beneficiaries. The holders from time to time of the Senior Notes shall be third party beneficiaries of this Agreement, and no amendment, consent, waiver or other modification of the terms hereof may be entered into, issued or granted without the prior written consent of such holders.

SECTION 33. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



              [The remainder of this page intentionally left blank]

                                        SNAKE RIVER SUGAR COMPANY



                                        By:  /s/ Lawrence L. Corry
                                        ----------------------------------------

                                        Name:
                                        ----------------------------------------

                                        Title:
                                        ----------------------------------------



                                        Notice Address:

                                        SNAKE RIVER SUGAR COMPANY
                                        2427 Lincoln Avenue
                                        P.O. Box 1520
                                        Ogden, Utah  84402


                                        VALHI, INC.



                                        By:  /s/ Steven L. Watson
                                        ----------------------------------------

                                        Name:
                                        ----------------------------------------

                                         Its:
                                         ---------------------------------------


                                         Notice Address:

                                         VALHI, INC.
                                         Three Lincoln Centre
                                         5480 LBJ Freeway, Suite 1700
                                         Dallas, Texas  75240-26(7
                                         Attention:  General Counsel

                                  ACKNOWLEDGED

                                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                   as Collateral Agent



                                  By:  /s/ C. Scott Nielsen
                                       ---------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                       ---------------------------------------

                                  Notice Address:

                                  FIRST SECURITY BANK, NATIONAL ASSOCIATION
                                  79 South Main Street
                                  Corporate Trust Department
                                  Salt Lake City, Utah  84111



                                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                 By:  /s/ Joseph Alouf
                                      -------------------------------------
                                 Its:
                                      -------------------------------------



                                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                  By:  CIGNA INVESTMENTS, INC.



                                  By:  /s/ Stephen H. Wilson
                                       ----------------------------------------
                                  Its:
                                       ----------------------------------------

                                   LIFE INSURANCE COMPANY OF NORTH AMERICA

                                   By:  CIGNA INVESTMENTS, INC.



                                   By:  /s/ Stephen H. Wilson
                                        ---------------------------------------
                                   Its:
                                        ---------------------------------------



                                   MINNESOTA LIFE INSURANCE COMPANY

                                   By: Advantus Capital Management,   Inc.



                                   By:  /s/ Annette Masterson
                                        -------------------------------------
                                   Its:
                                        -------------------------------------


                                   THE LINCOLN NATIONAL LIFE
                                    INSURANCE COMPANY

                                   By:      LINCOLN INVESTMENT
                                            MANAGEMENT, INC.
                                            Its Attorney-in-Fact



                                   By:/s/ Annette M. Teders
                                      -----------------------------------------
                                   Its:
                                      -----------------------------------------

                                   LINCOLN LIFE & ANNUITY
                                   COMPANY OF NEW YORK



                                   By:      LINCOLN INVESTMENT
                                            MANAGEMENT, INC.
                                            Its Attorney-in-Fact



                                   By:/s/ Annette M. Teders
                                      -----------------------------------------
                                   Its:
                                      -----------------------------------------